Exhibit 10.3




                                                     April 15, 2004

To the Lenders party to the Credit
   Agreement referred to below, c/o the
   Administrative Agent thereunder

     Re: $475,000,000 Amended and Restated Credit Agreement dated as of
         April 2, 2004

Ladies and Gentlemen:

                  Reference is made to the $475,000,000 Amended and Restated Credit Agreement dated as of April 2, 2004 (the "Credit Agreement") among ISP Chemco Inc., ISP Chemicals Inc., ISP Technologies Inc. and ISP Minerals Inc., as borrowers (collectively, the "Borrowers"), the Subsidiary Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, as administrative agent for such Lenders (the "Administrative Agent"). Terms used but not defined herein are used as defined in the Credit Agreement.

                  The Lead Borrower hereby notifies the Administrative Agent pursuant to Section 2.08(b) of the Credit Agreement and subject to the terms and conditions thereof (i) of its election to reduce the aggregate amount of the Revolving Credit Commitments such that after giving effect to such reduction, the aggregate amount of Revolving Credit Commitments shall be equal to $200,000,000 (the "Revolving Credit Commitment Reduction"), to be allocated among the Lenders or the financial institutions that will become Lenders on the Extension Effective Date (as defined below), as the case may be, in accordance with Schedule I to this Letter Agreement (which shall be deemed to replace the relevant section of Schedule I to the Credit Agreement from and after the Extension Effective Date) and (ii) that the effective date of such reduction shall be the Extension Effective Date (as defined below).

                  The Borrowers hereby request that, subject to the following sentence:

                  (i) pursuant to Section 2.08(g) of the Credit Agreement and subject to the terms and conditions thereof, the Revolving Credit Commitment Termination Date be extended by five years from the date of this Letter Agreement (the "Revolving Credit Commitment Extension");

                  (ii) in connection with the Revolving Credit Commitment Reduction, the Lenders waive the requirement contained in Section 2.08(c) of the Credit Agreement that notice by the Lead Borrower of any election to reduce the Revolving Credit Commitments be given at least three Business Days prior to the effective date of such reduction (the "Notice Period Waiver");

                  (iii) (a) the definition of "Applicable Level" contained in
         Section 1.01 of the Credit Agreement be amended by (1) replacing the table contained therein with the table attached hereto as Annex 1 and
         (2) replacing the words "Level V" appearing at the end thereof with the words "Level IV" and (b) the definition of "Applicable Margin" contained in Section 1.01 of the Credit Agreement be amended by replacing the table contained therein with the table attached hereto as Annex 2; and

                  (iv) each of BNP Paribas and Deutsche Bank Trust Company Americas be given the title of Co-Documentation Agent, and each of Bear Stearns Corporate Lending Inc. and UBS AG, Stamford Branch be given the title of Co-Syndication Agent, provided that, anything herein or in the Credit Agreement to the contrary notwithstanding, the Co-Documentation Agents and Co-Syndication Agents named above shall have no duties or responsibilities hereunder or under the Credit Agreement except in their respective capacities as a Lender.

                  The foregoing requests of the Borrowers (the "Requests") shall be approved and effective for all purposes of the Credit Agreement on the date (the "Extension Effective Date") upon which the Administrative Agent shall notify the Borrowers and the Lenders that the Administrative Agent has received:

                  (i) a copy, certified by the Secretary of each Borrower, of resolutions duly adopted by the Board of Directors of each Borrower approving the Requests;

                  (ii) a favorable written opinion (addressed to the Administrative Agent, the LC Bank and the Lenders and dated the Extension Effective Date) of Peter Ganz, General Counsel to the Obligors, in form and substance satisfactory to the Administrative Agent;

                  (iii) evidence satisfactory to the Administrative Agent of payment (or irrevocable instructions for payment) by the Lead Borrower in full of the principal of and interest on the Loans of the Revolving Credit Lenders, and all fees and other amounts (including, without limitation, any amounts payable under Section 2.15 of the Credit Agreement) owing to such Revolving Credit Lenders, under the Credit Agreement;

                  (iv) evidence satisfactory to the Administrative Agent of payment (or irrevocable instructions for payment) by the Borrowers in full of all fees required to be paid on or before the Extension Effective Date to the Administrative Agent (for its own account) or any Lender in connection with this Letter Agreement;

                  (v) evidence satisfactory to the Administrative Agent of the consent to the Requests by the Required Lenders and all of the Revolving Credit Lenders (other than any Declining Revolving Credit Lenders), including, for purposes of this Letter Agreement, those financial institutions listed on Schedule I hereto that will become Revolving Credit Lenders on the Extension Effective Date (the "Continuing Revolving Credit Lenders"); and

                  (vi) from each Revolving Credit Lender whose name does not appear on Schedule I hereto, a written acknowledgment satisfactory to the Administrative Agent that such Revolving Credit Lender is a Declining Revolving Credit Lender for all purposes of Section 2.08(g) of the Credit Agreement.

                  Upon the occurrence of the Extension Effective Date, automatically and without further action on the part of the LC Bank or the Lenders, the participations of the Revolving Credit Lenders in outstanding Letters of Credit shall be reallocated among the Continuing Revolving Credit Lenders such that, after giving effect thereto, the Continuing Revolving Credit Lenders hold participations in outstanding Letters of Credit pro rata in accordance with their respective Revolving Credit Commitments.

                  Each Borrower on behalf of itself, and the Lead Borrower on behalf of each other Obligor, hereby confirms and represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of such Borrower and each other Obligor, as the case may be, set forth in the Credit Agreement (including Sections 4.02 and 4.03 thereof), and of each Obligor in each of the other Credit Documents to which it is a party, are true and correct on and as of the date of this Letter Agreement as if made on and as of such date, and as if each reference therein to the Credit Agreement included reference to this Letter Agreement and (ii) as of the date of this Letter Agreement no Default has occurred and is continuing.

                  Please execute and return to the Lead Borrower a counterpart of this Letter Agreement confirming your consent and agreement to the Requests. This Letter Agreement shall constitute a Credit Document for all purposes of the Credit Agreement.

                  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Letter Agreement may not be amended or waived except by an instrument in writing signed by the Borrowers and the Required Revolving Credit Lenders. This Letter Agreement shall be construed in accordance with and governed by the law of the State of New York. This Letter Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Letter Agreement by telecopy shall be effective as delivery of a manually executed counterpart hereof.

                                Very truly yours,

                                ISP CHEMCO INC.,
                                  individually as Borrower and as Lead Borrower



                                By  /s/ Neal E. Murphy
                                  -------------------------------
                                  Name:   Neal Murphy
                                  Title:  Senior Vice President and
                                            Chief Financial Officer

                                ISP CHEMICALS INC.
                                ISP TECHNOLOGIES INC.
                                ISP MINERALS INC.



                                By  /s/ Neal E. Murphy
                                  -------------------------------
                                  Name:   Neal Murphy
                                  Title:  Senior Vice President and
                                            Chief Financial Officer

                                    LENDERS
                                    -------

                                JPMORGAN CHASE BANK,
                                as Administrative Agent, Lender, LC Bank and
                                   Swingline Lender



                                By  /s/ Peter A. Dedousis
                                  ------------------------------
                                  Name:   Peter A. Dedousis
                                  Title:  Managing Director



                                BNP PARIBAS



                                By
                                  ------------------------------
                                  Name:
                                  Title:



                                BEAR STEARNS CORPORATE LENDING INC.



                                By
                                  -------------------------------
                                  Name:
                                  Title:



                                UBS AG, STAMFORD BRANCH



                                By
                                  ------------------------------
                                  Name:
                                  Title:

                                DEUTSCHE BANK TRUST COMPANY
                                  AMERICAS



                                By
                                  ------------------------------
                                  Name:
                                  Title:



                                VAN KAMPEN SENIOR INCOME TRUST



                                By
                                  -----------------------------
                                  Name:
                                  Title:



                                VAN KAMPEN SENIOR LOAN FUND



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                KZH CRESCENT 2 LLC



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                KZH CRESCENT 3 LLC



                                By
                                  ----------------------------
                                  Name:
                                  Title:

                                PRINCIPAL LIFE INSURANCE COMPANY



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                MORGAN STANLEY PRIME INCOME TRUST



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                C-SQUARED CDO LTD.



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                CELERITY CLO LTD



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                TCW SELECT LOAN FUND, LIMITED



                                By
                                  ---------------------------
                                  Name:
                                  Title:

                                LOAN FUNDING I LLC



                                By
                                  ---------------------------
                                  Name:
                                  Title:



                                ING-ORYX CLO, LTD.



                                By
                                  --------------------------
                                  Name:
                                  Title:



                                ARCHIMEDES FUNDING IV, LTD.



                                By
                                  ---------------------------
                                  Name:
                                  Title:



                                SEQUILS ING I (HBDGM), LTD.



                                By
                                  ---------------------------
                                  Name:
                                  Title:



                                NEMEAN CLO, LTD.



                                By
                                  ---------------------------
                                  Name:
                                  Title:

                                ARCHIMEDES FUNDING III, LTD.



                                By
                                  --------------------------
                                  Name:
                                  Title:



                                ENDURANCE CLO I LTD.



                                By
                                  --------------------------
                                  Name:
                                  Title:



                                PROMETHEUS INVESTMENT FUNDING NO. 2



                                By
                                  ---------------------------
                                  Name:
                                  Title:



                                FLAGSHIP CLO 2001-1



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                FLAGSHIP CLO II



                                By
                                  ----------------------------
                                  Name:
                                  Title:

                                GRAYSON AND CO.



                                By
                                  ---------------------------
                                  Name:
                                  Title:



                                EATON VANCE INSTITUTIONAL SENIOR
                                  LOAN FUND



                                By
                                  ---------------------------
                                  Name:
                                  Title:



                                EATON VANCE CDO III, LTD.



                                By
                                  ---------------------------
                                  Name:
                                  Title:



                                COSTANTINUS EATON VANCE CDO V, LTD



                                By
                                  --------------------------
                                  Name:
                                  Title:



                                EATON VANCE CDO VI, LIMITED



                                By
                                  --------------------------
                                  Name:
                                  Title:

                                EATON VANCE LIMITED DURATION
                                  INCOME FUND



                                By
                                  --------------------------
                                  Name:
                                  Title:



                                EATON VANCE SENIOR INCOME TRUST



                                By
                                  ---------------------------
                                  Name:
                                  Title:



                                SENIOR DEBT PORTFOLIO



                                By
                                  ---------------------------
                                  Name:
                                  Title:



                                OXFORD STRATEGIC INCOME FUND



                                By
                                  ---------------------------
                                  Name:
                                  Title:



                                TOLLI & CO.



                                By
                                  --------------------------
                                  Name:
                                  Title:

                                EATON VANCE SENIOR FLOATING RATE
                                  TRUST



                                By
                                  --------------------------
                                  Name:
                                  Title:



                                SRF 2000, INC.



                                By
                                  --------------------------
                                  Name:
                                  Title:



                                SRF TRADING, INC.



                                By
                                  -------------------------
                                  Name:
                                  Title:



                                TRUMBULL THC, LTD.



                                By
                                  ------------------------
                                  Name:
                                  Title:



                                STANWICH LOAN FUNDING LLC



                                By
                                  -------------------------
                                  Name:
                                  Title:

                                SIERRA CLO I LTD.



                                By
                                  --------------------------
                                  Name:
                                  Title:



                                OLYMPIC CLO I, LTD.



                                By
                                  ---------------------------
                                  Name:
                                  Title:



                                GRAYSTON CLO 2001-01 LTD.



                                By
                                  ---------------------------
                                  Name:
                                  Title:



                                GALLATIN FUNDING I LTD.



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                BEAR STEARNS LOAN TRUST



                                By
                                  ----------------------------
                                  Name:
                                  Title:

                                BRAYMOOR & CO.



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                GRAYSTON CLO II 2004-1 LTD.



                                By
                                  -----------------------------
                                  Name:
                                  Title:



                                BILL AND MELINDA GATES FOUNDATION



                                By
                                  -----------------------------
                                  Name:
                                  Title:



                                MAPLEWOOD (CAYMAN) LIMITED



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                ELC (CAYMAN) LTD. 2000-1



                                By
                                  ----------------------------
                                  Name:
                                  Title:

                                MASSACHUSETTS MUTUAL LIFE
                                  INSURANCE COMPANY



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                SUFFIELD CLO, LIMITED



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                TRYON CLO LTD. 2000-1



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                APEX (IDM) CDO I, LTD.



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                ELC (CAYMAN) LTD. 1999-II



                                By
                                  ----------------------------
                                  Name:
                                  Title:

                                ELC (CAYMAN) LTD. 1999-III



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                C.M. LIFE INSURANCE CO.



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                BABSON CLO LTD. 2003-I



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                SIMSBURY CLO, LIMITED



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                SEABOARD CLO 2000 LTD.



                                By
                                  ----------------------------
                                  Name:
                                  Title:

                                BABSON CLO LTD. 2004-I



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                WINGED FOOT FUNDING TRUST



                                By
                                  -----------------------------
                                  Name:
                                  Title:



                                JUPITER LOAN FUNDING LLC



                                By
                                  ------------------------------
                                  Name:
                                  Title:



                                TORONTO DOMINION (NEW YORK) INC.



                                By
                                  ------------------------------
                                  Name:
                                  Title:



                                HARCH CLO I LIMITED



                                By
                                  -----------------------------
                                  Name:
                                  Title:

                                METROPOLITAN LIFE INSURANCE CO.



                                By
                                  ----------------------------
                                  Name:
                                  Title:



                                METLIFE BANK, NATIONAL ASSOCIATION



                                By
                                  -----------------------------
                                  Name:
                                  Title:



                                JISSEKIKUN FUNDING, LTD.



                                By
                                  ------------------------------
                                  Name:
                                  Title:



                                SEQUILS-MAGNUM, LTD.



                                By
                                  ------------------------------
                                  Name:
                                  Title:



                                WAVELAND-INGOTS, LTD.



                                By
                                  ------------------------------
                                  Name:
                                  Title:

                                WRIGLEY CDO, LTD.



                                By
                                  -----------------------------
                                  Name:
                                  Title:



                                CATALINA CDO LTD.



                                By
                                  -----------------------------
                                  Name:
                                  Title:



                                LOAN FUNDING III LLC



                                By
                                  -----------------------------
                                  Name:
                                  Title:



                                PIMCO HIGH YIELD FUND



                                By
                                  -----------------------------
                                  Name:
                                  Title:



                                PETRUSSE EUROPEAN CLO SA



                                By
                                  -----------------------------
                                  Name:
                                  Title:

                                CHARTER VIEW PORTFOLIO



                                By
                                  -----------------------------
                                  Name:
                                  Title:



                                DIVERSIFIED CREDIT PORTFOLIO LTD.



                                By
                                  -----------------------------
                                  Name:
                                  Title:



                                INVESCO EUROPEAN CDO I S.A.



                                By
                                  ------------------------------
                                  Name:
                                  Title:



                                CHAMPLAIN CLO, LTD.



                                By
                                  ------------------------------
                                  Name:
                                  Title:



                                SPS HIGH YIELD LOAN TRADING



                                By
                                  ------------------------------
                                  Name:
                                  Title:

                                                              SCHEDULE I



                                  Commitments
                                  -----------
               (in each case as of the Extension Effective Date)

       [See definitions of "Lenders", "Revolving Credit Commitment" and
        "Term Loan Commitment" in Section 1.01 of the Credit Agreement]

                         Revolving Credit Commitments
                         ----------------------------

Revolving Credit Lender                                 Commitment Amount
-----------------------                                 -----------------

JPMORGAN CHASE BANK                                     $  45,000,000.00

BNP PARIBAS                                             $  43,000,000.00

BEAR STEARNS CORPORATE LENDING INC.                     $  40,000,000.00

UBS AG, STAMFORD BRANCH                                 $  36,000,000.00

DEUTSCHE BANK TRUST COMPANY AMERICAS                    $  36,000,000.00
                                                        ----------------

TOTAL REVOLVING CREDIT LENDERS                          $ 200,000,000.00
                                                        ================

                                                                   ANNEX 1

-------------------------------------------------------------

                      Applicable Level
-------------------------------------------------------------


      Level                   Total Debt Leverage
      -----                    Maintenance Ratio
                               -----------------
------------------ ------------------------------------------


        I                     Less than 2.0 to 1
------------------ ------------------------------------------


       II              Equal to or greater than 2.0 to 1
                            and less than 3.0 to 1
------------------ ------------------------------------------


       III             Equal to or greater than 3.0 to 1
                            and less than 4.0 to 1
------------------ ------------------------------------------


       IV              Equal to or greater than 4.0 to 1
------------------ ------------------------------------------

                                                                ANNEX 2

----------------------------------------------------------
                    Applicable Margin
                    -----------------
                       (Per annum)
----------------------------------------------------------

   Applicable       Revolving Credit Loans and Swingline
      Level                        Loans
------------------ ---------------------------------------

                    Eurodollar Loans       ABR Loans
------------------ ------------------- -------------------

        I                1.50%               0.50%
------------------ ------------------- -------------------

       II                1.75%               0.75%
------------------ ------------------- -------------------

       III               2.00%               1.00%
------------------ ------------------- -------------------

       IV                2.25%               1.25%
------------------ ------------------- -------------------